Exhibit 10.107

Key Corporate Capital, Inc.
Amended Schedule of
Loan Agreements which are substantially in the form attached as Exhibit 10.116 to the Registrant's Form 10-K for the period ending 12/31/99
and
Amended and Restated Secured Promissory Notes and Amended and Restated Guaranties which are substantially in the form attached as Exhibits 10.105 and 10.106 to the Registrant's Form 10-K for the period ending 12/31/01

Mortgagor	Facility Name	Location	Note Amount
Ithaca Bundy Road, LLC	Alterra Clare Bridge Cottage of Ithaca	101 Bundy Road Ithaca, NY 14850-9252	$3,325,800
Ithaca Trumansburg Road, LLC	Alterra Sterling House of Ithaca	103 Bundy Road Ithaca, NY 14850-9252	$2,862,607
Niagara Nash Road, LLC	Alterra Sterling House of Niagara	6751 Nash Road North Tonawanda, NY 14120	$3,420,000
Niagara SC Wheatfield, LLC	Alterra Clare Bridge Cottage of Niagara	6741 Nash Road North Tonawanda, NY 14120	$3,140,578
Clinton Brookside Drive, LLC	Alterra Clare Bridge Cottage of Clinton	115 Brookside Drive Clinton, NY 13323	$3,072,992
Rockland Veterans Memorial Drive, LLC	Clare Bridge of Rockland County	582 Veterans Memorial Dr Orangetown, NY	$6,335,739